NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Money Market Fund II

Supplement Dated December 24, 2008
to the Prospectus Dated May 1, 2008

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

The third full paragraph on page 3 of the Prospectus under the heading “Principal Strategies” is deleted in its entirety and replaced with the following:

The Fund may invest in floating- and adjustable-rate obligations and may enter into repurchase agreements. Because the Fund may be subject to short-term trading by contract holders, the subadviser employs an approach that emphasizes liquidity in order to meet potentially heightened redemption activity. Accordingly, the Fund typically maintains a shorter average-weighted maturity than do many other money market mutual funds, which can result in lower yields than such other money market funds provide. Further, the subadviser generally sells securities to meet liquidity needs (especially those caused by active trading of contract holders), to maintain target allocations or to take advantage of more favorable opportunities.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE